UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/10/2007

Dekania Corp.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-33285

Delaware	84-1703721
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Arch Street, Suite 1703
Philadelphia, Pennsylvania 19104
(Address of principal executive offices, including zip code)

215-701-9555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

1. On December 10, 2007, Dekania Corp. (the "Company") was notified that the partners of Goldstein Golub Kessler LLP ("GGK") became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement and that GGK resigned as independent registered public accounting firm for the Company. McGladrey & Pullen, LLP was appointed as the Company's new independent registered public accounting firm.

2. The audit report of GGK on the financial statements of the Company for the period from February 28, 2006 (inception) to December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

3. The decision to engage McGladrey & Pullen, LLP was approved by the audit committee of the board of directors, effective December 10, 2007.

4. During the period from February 28, 2006 (inception) to December 31, 2006 and through December 10, 2007, the Company did not consult with McGladrey & Pullen, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5. In connection with the audit of the Company's financial statements for the period from February 28, 2006 (inception) to December 31, 2006 and through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such year, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

6. The Company has provided GGK a copy of the disclosures in this Form 8-K and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated December 10, 2007 furnished by GGK in response to that request is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

16.1        Letter of Goldstein Golub Kessler LLP to Dekania Corp. dated December 10, 2007

16.2        Letter of Goldstein Golub Kessler LLP to the Securities and Exchange Commission dated December 10, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dekania Corp.

Date: December 12, 2007	By:	/s/ Thomas H. Friedberg
Thomas H. Friedberg
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-16.2	Letter of Goldstein Golub Kessler LLP to the Securities and Exchange Commission dated December 10, 2007
EX-16.1	Letter of Goldstein Golub Kessler LLP to Dekania Corp. dated December 10, 2007